UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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VERISK ANALYTICS, INC.

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Verisk Issues Statement Regarding D.E. Shaw

JERSEY CITY, N.J. – March 17, 2022 – Verisk (Nasdaq: VRSK) today issued the following statement regarding the press release issued today by D.E. Shaw:

The Verisk board of directors has engaged in a constructive private dialogue with D.E. Shaw since October 2021. During those discussions, there has been broad alignment between D.E. Shaw’s recommendations and initiatives already underway or under consideration by Verisk. The company has valued D.E. Shaw’s input and intends to continue this interaction.

Verisk has been engaging in an extensive shareholder outreach program, led by independent members of the board and management, that has provided a range of perspectives from investors, including D.E. Shaw. Informed by this feedback, Verisk has undertaken several actions aimed at advancing corporate governance and enhancing long-term shareholder value – many of which were discussed in the company’s SEC filings, news releases and most recent earnings call.

These actions are contributing to significant progress in the company’s ongoing efforts to generate strong performance for shareholders, deliver mission-critical solutions to customers, and position the company for sustainable growth and success.

About Verisk

Verisk (Nasdaq:VRSK) provides predictive analytics and decision-support solutions to customers in the insurance, energy and specialized markets, and financial services industries. More than 70 percent of the FORTUNE 100 relies on the company’s advanced technologies to manage risks, make better decisions and improve operating efficiency. The company’s analytic solutions address insurance underwriting and claims, fraud, regulatory compliance, natural resources, catastrophes, economic forecasting, geopolitical risks, as well as environmental, social, and governance (ESG) matters. Celebrating its 50th anniversary, the company continues to make the world better, safer and stronger, and fosters an inclusive and diverse culture where all team members feel they belong. With more than 100 offices in nearly 35 countries, Verisk consistently earns certification by Great Place to Work. For more: Verisk.com, LinkedIn, Twitter, Facebook, and YouTube.

Forward-Looking Statements

This release contains forward-looking statements. These statements relate to future events or to future financial performance and involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by these forward-looking statements. This includes, but is not limited to, our expectation and ability to pay a cash dividend on our common stock in the future, subject to the determination by our Board of Directors and based on an evaluation of our earnings, financial condition and requirements, business conditions, capital allocation determinations, and other factors, risks, and uncertainties. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “target,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements, because they involve known and unknown risks, uncertainties, and other factors that are, in some cases, beyond our control and that could materially affect actual results, levels of activity, performance, or achievements.

Other factors that could materially affect actual results, levels of activity, performance, or achievements can be found in our quarterly reports on Form 10-Q, annual reports on Form 10-K, and current reports on Form 8-K filed with the Securities and Exchange Commission. If any of these risks or uncertainties materialize or if our underlying assumptions prove to be incorrect, actual results may vary significantly from what we projected. Any forward-looking statement in this release reflects our current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to our operations, results of operations, growth strategy, and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events, or otherwise.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the 2022 Annual Meeting of Shareholders (the “Annual Meeting”). The Company intends to file a proxy statement and WHITE proxy card with the SEC in connection with any such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s definitive proxy statement for the 2021 Annual Meeting of Shareholders contains information regarding the direct and indirect interests, by securities holdings or otherwise, of the Company’s directors and executive officers in the Company’s securities. Information regarding subsequent changes to their holdings of the Company’s securities are set forth in SEC filings on Forms 3, 4, and 5, which can be found through the Company’s website at www.verisk.com in the “Investors” section under “Company” or through the SEC’s website at www.sec.gov. Information can also be found in the Company’s other SEC filings, including its Annual Report on Form 10-K for the year ended December 31, 2021 on file with the SEC. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the Annual Meeting. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Company’s website at www.verisk.com in the “Investors” section under “Company.”

Investor Relations

Stacey Brodbar

Head of Investor Relations

Verisk

201-469-4327

stacey.brodbar@verisk.com

Media

Alberto Canal

Verisk Public Relations

201-469-2618

alberto.canal@verisk.com

Michael Freitag/Barrett Golden/Mahmoud Siddig

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449